April 23, 2014

Deborah O’Neal-Johnson, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Credit Opportunities Fund, Inc. (“Registrant”)

 consisting of the following series and class:

  T. Rowe Price Credit Opportunities Fund

  T. Rowe Price Credit Opportunities Fund–Advisor Class

 File No.: 333-194114/811-22939

Dear Ms. O’Neal-Johnson:

In accordance with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, we are hereby filing Pre-Effective Amendment No. 1 to the Registration Statement for T. Rowe Price Credit Opportunities Fund, Inc. All changes from the previous filing have been blacklined.

We have made several changes to the Funds’ prospectuses and Statement of Additional Information (“SAI”), including the addition of the financial statements required for the Registrant’s seed audit. This filing also reflects changes made as a result of your comment letter dated March 27, 2014 and our responses to those comments on April 11, 2014.

We are hereby requesting acceleration of this pre-effective amendment to April 28, 2014.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell N. Braman at 410-345-2013, or Tawanda L. Cottman at 410-345-4981.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire

Request for Acceleration

Pursuant to Rule 461 under the Securities Act of 1933, on behalf of the T. Rowe Price Credit Opportunities Fund, Inc., the corporation, and T. Rowe Price Investment Services, Inc., principal underwriter, I hereby request acceleration of the effective date of the above-referenced Registration Statement to April 28, 2014 or as soon thereafter as possible.

/s/David Oestreicher

David Oestreicher